                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                CURRENT REPORT*


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 1, 1998
                                                          --------------


                               BRADY CORPORATION
                               -----------------
             (Exact name of Registrant as specified in its charter)


   Wisconsin                        0-12730                      39-0178960
   ---------                        -------                      ----------
(State of other                 (Commission File              (I.R.S. Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)


                            6555 West Good Hope Road
                                  P.O. Box 571
                        Milwaukee, Wisconsin  53201-0571
                        --------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (414) 358-6600
                                                           --------------

                                W.H. Brady Co.
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

          Effective August 1, 1998 W.H. Brady Co. changed its corporate name to Brady Corporation.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BRADY CORPORATION



                              By:   /s/ Thomas E. Scherer
                                    ---------------------
                                    Thomas E. Scherer
                                    Vice President

Date: July 31, 1998

                               BRADY CORPORATION
                               (the "Registrant")
                         (Commission File No. 0-12730)

                                 EXHIBIT INDEX
                                       to
                            FORM 8-K CURRENT REPORT
                              Dated August 1, 1998

                                      Incorporated Herein     Filed
Number           Description            By Reference To      Herewith
------           -----------            ---------------      --------
 99.1            Press Release                                   X

                                      EI-1